SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT


                           Pursuant to Section 13 or 15(d)

                                       of the

                           Securities Exchange Act of 1934

                  Date of Report (Date of Earliest Event Reported):

                                   January 7, 1994

                                     HOLNAM INC.

                  State of Delaware -- Commission File No. 1-104-67

                     IRS Employer Identification No. 38-29437350

                 6211 North Ann Arbor Road, Dundee, Michigan 48131

                           Telephone No.: (313) 529-4314.







          The Exhibit Index is located on page 3.
          The total number of pages is 5.





          ITEM 5. OTHER EVENTS.


               On January 7, 1994 Holnam Inc. announced that Holderbank Financiere Glaris Ltd., a 95% majority stockholder, approved a short form Delaware merger which will have the effect of increasing its equity ownership of Holnam to 100 percent. Additional details are set forth on the attached public announcement (EXHIBIT A).


                                     SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HOLNAM INC.


                                         By: /s/ Robert J. Moir
                                            -----------------------------
                                            Robert J. Moir
                                            Vice President and Secretary
                                             (A duly authorized signatory
                                             of the Company)



          DATED: March 11, 1993





                                    EXHIBIT INDEX


          Exhibit Table
            Number Exhibit Page
          -----------------------------------------------------------------


               28 Exhibit A - Company's Press Release
                         dated January 7, 1994. 4